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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) September 11, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2003, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2003-40, Mortgage Pass-Through Certificates, Series 2003-40).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-103821               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On August 28, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-40.






______________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 24, 2003 and the Prospectus Supplement dated August 22, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-40.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe the characteristics of the mortgage loans as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of     Aggregate Principal     Percent of
State                     Mortgage Loans   Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
California                      578          $271,385,398.95         44.62%
Colorado                         38          $ 12,418,284.34          2.04%
Florida                          38          $ 16,326,644.71          2.68%
Illinois                         45          $ 19,781,504.18          3.25%
Maryland                         38          $ 17,660,664.20          2.90%
Massachusetts                    36          $ 14,632,386.77          2.41%
New Jersey                       61          $ 25,445,731.48          4.18%
New York                         82          $ 31,572,249.38          5.19%
Texas                            45          $ 19,688,241.39          3.24%
Virginia                         35          $ 14,629,611.93          2.41%
Washington                       31          $ 13,367,449.38          2.20%
Other (less than 2%)            367          $151,260,055.23         24.87%
                           -------------------------------------------------
                              1,394          $608,168,221.94        100.00%



______________
(1) The Other row in the preceding table includes 35 other states with under 2.00% concentrations individually. No more than approximately 1.567% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal     Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
620-659                         2           $     592,839.44          0.10%
660-699                       162           $  75,759,645.22         12.46%
700-719                       226           $  96,739,721.70         15.91%
720 and Above                1004           $ 435,076,015.58         71.54%
                          ----------------------------------------------------
                             1394           $ 608,168,221.94        100.00%

______________
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 742.

                         Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal     Percent of
Property Type            Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
2-4 Units                       23          $   5,845,294.75          0.96%
Condominium/Hotel                1          $     113,500.00          0.02%
Hi-rise Condominium              7          $   2,862,700.00          0.47%
Low-rise Condominium            55          $  17,946,989.49          2.95%
Planned Unit Development       321          $ 153,595,971.96         25.26%
Single Family Residence        987          $ 427,803,765.74         70.34%
                          ----------------------------------------------------
                              1394          $ 608,168,221.94        100.00%

                                Mortgage Rates(1)

------------------------------------------------------------------------------
                            Number of      Aggregate Principal      Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding    Mortgage Loans
------------------------------------------------------------------------------
   4.375                       3                $842,039.31            0.14%
   4.625                       9              $4,547,784.03            0.75%
   4.750                      63             $34,884,100.55            5.74%
   4.850                       1                $334,658.98            0.06%
   4.875                     153             $73,103,174.17           12.02%
   5.000                     285            $133,122,753.04           21.89%
   5.090                       1                $177,986.31            0.03%
   5.125                     271            $125,216,926.36           20.59%
   5.250                     254            $103,999,167.03           17.10%
   5.255                       1                $163,000.00            0.03%
   5.375                     153             $59,782,573.38            9.83%
   5.500                      91             $31,541,193.75            5.19%
   5.515                       1                $162,000.00            0.03%
   5.625                      42             $15,574,771.40            2.56%
   5.675                       1                $193,045.98            0.03%
   5.750                      19              $7,247,915.68            1.19%
   5.875                      32             $11,027,906.82            1.81%
   6.000                       8              $3,618,010.00            0.59%
   6.125                       4              $1,561,215.15            0.26%
   6.250                       1                $662,000.00            0.11%
   6.375                       1                $406,000.00            0.07%
                           ----------------------------------------------------
                            1394            $608,168,221.94          100.00%

______________
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 5.151% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximaely 5.151% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal     Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
Cash-Out Refinance             391          $ 140,796,171.66         23.15%
Purchase                       134          $  58,609,207.40          9.64%
Rate/Term Refinance            869          $ 408,762,842.88         67.21%
                          -----------------------------------------------------
                              1394          $ 608,168,221.94        100.00%

                      Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-           Number of      Aggregate Principal     Percent of
Value Ratios (%)         Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
50.00 or Less                  370          $ 178,826,238.96         29.40%
50.01 to 55.00                 130          $  54,122,506.61          8.90%
55.01 to 60.00                 172          $  73,648,750.27         12.11%
60.01 to 65.00                 142          $  65,383,056.79         10.75%
65.01 to 70.00                 197          $  84,088,110.75         13.83%
70.01 to 75.00                 159          $  66,861,608.64         10.99%
75.01 to 80.00                 188          $  76,364,558.74         12.56%
80.01 to 85.00                   4          $   1,258,980.57          0.21%
85.01 to 90.00                  17          $   4,152,842.46          0.68%
90.01 to 95.00                  15          $   3,461,568.15          0.57%
                           ----------------------------------------------------
                              1394          $ 608,168,221.94        100.00%

______________
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 58.55%.

(2) Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination.

                              Occupancy Types(1)

--------------------------------------------------------------------------------
                            Number of      Aggregate Principal    Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding    Mortgage Loans
--------------------------------------------------------------------------------
Investment                      89          $  16,717,526.32          2.75%
Owner Occupied                1238          $ 565,629,986.27         93.01%
Second/Vacation Home            67          $  25,820,709.35          4.25%
                       ----------------------------------------------------
                              1394          $ 608,168,221.94        100.00%

______________
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of                        Number of
Current Mortgage                 Mortgage   Aggregate Principal    Percent of
Loan Amount                        Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
  $ 50,000.01 -   $100,000.00         1      $      97,516.71         0.02%
  $100,000.01 -   $150,000.00        96      $  12,651,066.71         2.08%
  $150,000.01 -   $200,000.00       124      $  21,863,283.09         3.59%
  $200,000.01 -   $250,000.00        54      $  12,264,088.74         2.02%
  $250,000.01 -   $300,000.00        30      $   8,259,200.57         1.36%
  $300,000.01 -   $350,000.00       131      $  44,013,168.74         7.24%
  $350,000.01 -   $400,000.00       237      $  89,502,403.61        14.72%
  $400,000.01 -   $450,000.00       172      $  73,631,402.97        12.11%
  $450,000.01 -   $500,000.00       168      $  80,414,460.64        13.22%
  $500,000.01 -   $550,000.00        93      $  48,978,321.39         8.05%
  $550,000.01 -   $600,000.00        70      $  40,501,532.78         6.66%
  $600,000.01 -   $650,000.00        92      $  58,074,486.83         9.55%
  $650,000.01 -   $700,000.00        17      $  11,658,739.21         1.92%
  $700,000.01 -   $750,000.00        17      $  12,327,500.00         2.03%
  $750,000.01 - $1,000,000.00        73      $  66,394,935.75        10.92%
$1,000,000.01 - $1,500,000.00        13      $  16,962,848.97         2.79%
$1,500,000.01 - $2,000,000.00         6      $  10,573,265.23         1.74%
                           ----------------------------------------------------
                                   1394      $ 608,168,221.94       100.00%

______________
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $436,276.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal      Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------

 117                           1          $     334,384.52           0.05%
 119                           4          $   1,850,156.17           0.30%
 120                          21          $  11,024,950.00           1.81%
 132                           1          $     400,000.00           0.07%
 134                           1          $     268,575.90           0.04%
 156                           1          $     565,636.00           0.09%
 172                           2          $   2,120,986.57           0.35%
 173                           2          $     477,080.91           0.08%
 174                           1          $     350,942.39           0.06%
 175                           6          $   1,265,361.73           0.21%
 176                           3          $     912,991.49           0.15%
 177                          14          $   4,337,871.24           0.71%
 178                          30          $  15,274,693.00           2.51%
 179                         196          $  88,935,509.44          14.62%
 180                        1111          $ 480,049,082.58          78.93%
                           ----------------------------------------------------
                            1394          $ 608,168,221.94         100.00%

______________
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 178 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  September 11, 2003